                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14-a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           SMITH BARNEY INCOME FUNDS
                  (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14-a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:


   2)  Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       (set forth the amount on which the filing fee is calculated and state how it was determined):


   4)  Proposed maximum aggregate value of transaction:


   5)  Total fee paid:


[x]  Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   2)  Form, Schedule or Registration Statement No.:

   3)  Filing Party:

   4)  Date Filed:

[LOGO OF SMITH BARNEY                       [LOGO OF SMITH BARNEY MUTUAL FUNDS
    APPEARS HERE]                                      APPEARS HERE]

                                                              July 5, 1995

Dear Shareholder:

  AN IMPORTANT NOTICE ABOUT SMITH BARNEY PREMIUM TOTAL RETURN FUND

  We would like to inform you of two proposals concerning Smith Barney Premium Total Return Fund, a separate investment portfolio of Smith Barney Income Funds. The Board of Trustees has recently unanimously endorsed these proposals.

  The Fund's investment adviser is Smith Barney Strategy Advisers Inc. (SBSA), a wholly owned subsidiary of Smith Barney Mutual Funds Management Inc. The Fund's current sub-investment adviser is The Boston Company Advisors, Inc. (Boston Advisors).

  Due to the resignation in April 1995 of the Fund's portfolio manager, Harry
J. Rosenbluth, from Boston Advisors, and his formation, together with other former officers and employees of Boston Advisors, of a new firm, Boston Partners Asset Management, L.P. (Boston Partners), the Board has determined to terminate the Fund's sub-advisory agreement with Boston Advisors. It has also determined to submit to shareholders of the Fund for their approval a new sub-advisory agreement with Boston Partners. In conjunction with the proposed change in sub-advisers, the Board has determined to submit to shareholders for their approval a new advisory agreement with SBSA.

  If the new sub-advisory agreement with Boston Partners is approved, Mr. Rosenbluth would continue as portfolio manager of the Fund. In addition, under the new advisory arrangements, SBSA would provide increased services to the Fund and would retain a greater portion of its advisory fee. The Board believes that these actions would provide continuity of management by investment professionals who are well suited to address the Fund's investment policies, which should be beneficial to the overall performance of the Fund. IT IS IMPORTANT TO NOTE THAT THE AGGREGATE COST TO THE FUND FOR ADVISORY SERVICES UNDER THE NEW AGREEMENTS WOULD BE THE SAME AS THE FEES CURRENTLY PAID BY THE FUND.

  We will hold a special meeting of shareholders of the Fund on August 10, 1995 to consider these proposals and to transact other Fund business. WE STRONGLY

URGE YOU TO PARTICIPATE BY REVIEWING, COMPLETING AND RETURNING YOUR PROXY BY AUGUST 9, 1995 IN THE POSTAGE-PAID ENVELOPE PROVIDED. For more details about the proposed transaction, please refer to the enclosed proxy statement.

  We thank you for your timely participation and look forward to serving your investment needs with Smith Barney Mutual Funds. If you have any questions, please call your Financial Consultant who will be pleased to assist you.

                                       Sincerely,

                                       /s/ Heath B. McLendon

                                       Heath B. McLendon

                                       Chairman of the Board of Smith Barney
                                       Income Funds

                    SMITH BARNEY PREMIUM TOTAL RETURN FUND
                   A SUB-TRUST OF SMITH BARNEY INCOME FUNDS

                           388 GREENWICH STREET

                         NEW YORK, NEW YORK 10013

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON AUGUST 10, 1995

                            ----------------------
To the Shareholders of Smith Barney Premium Total Return Fund:

  Notice is hereby given that a special meeting of shareholders of Smith Barney Premium Total Return Fund (the "Fund"), a mutual fund organized as a sub-trust of Smith Barney Income Funds (the "Trust"), will be held at 388 Greenwich Street, 26th Floor, New York, New York on August 10, 1995 commencing at 10:00 a.m. for the following purposes:

  1. To approve or disapprove a new investment advisory agreement between the Trust, on behalf of the Fund, and Smith Barney Strategy Advisers Inc. ("SBSA") (PROPOSAL 1).

  2. To approve or disapprove a sub-investment advisory agreement among the Trust, on behalf of the Fund, SBSA, as adviser, and Boston Partners Asset Management, L.P., as sub-adviser (PROPOSAL 2).

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  These items are discussed in greater detail in the attached Proxy Statement. The close of business on June 20, 1995 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Trustees
                                       Christina T. Sydor
                                       Secretary

July 5, 1995

 SHAREHOLDERS OF THE FUND WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   REGISTRATION                                          VALID SIGNATURE
   ------------                                          ---------------
   CORPORATE ACCOUNTS
     (1)ABC Corp. ...................................... ABC Corp.
     (2)ABC Corp. ...................................... John Doe, Treasurer
     (3)ABC Corp.
            c/o John Doe, Treasurer..................... John Doe
     (4)ABC Corp. Profit Sharing Plan................... John Doe, Trustee
   TRUST ACCOUNTS
     (1)ABC Trust....................................... Jane B. Doe, Trustee
     (2)Jane B. Doe, Trustee
            u/t/d 12/28/78.............................. Jane B. Doe
   CUSTODIAN OR ESTATE ACCOUNTS
     (1)John B. Smith, Cust.
            f/b/o John B. Smith, Jr.
            UGMA........................................ John B. Smith
     (2)John B. Smith................................... John B. Smith, Executor

                    SMITH BARNEY PREMIUM TOTAL RETURN FUND
                   A SUB-TRUST OF SMITH BARNEY INCOME FUNDS
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                        SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON AUGUST 10, 1995

                                PROXY STATEMENT

  This Proxy Statement is being solicited by the Board of Trustees (the "Board") of Smith Barney Income Funds (the "Trust"), for use at the Special Meeting of Shareholders (the "Meeting") of its sub-trust, Smith Barney Premium Total Return Fund (the "Fund"), to be held on August 10, 1995 or any adjournment or adjournments thereof. The Meeting will be held at 388 Greenwich Street, 26th Floor, New York, New York at the time specified in the Notice of Special Meeting of Shareholders and proxy card that accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of: the Trust; Smith Barney Inc. ("Smith Barney"), the distributor of shares of the Fund; and/or The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corporation and the transfer agent of the Fund. The Fund has retained Applied Mailing Systems, Inc. to assist in the solicitation of proxies, at an estimated cost in the range of $200,000 to $250,000 (depending on the extent of the services provided). The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund.

  Applied Mailing Systems, Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephonic voting procedure is designed to authenticate the shareholder's identity by asking the shareholder to provide his social security number, in the case of an individual, or a taxpayer identification number, in the case of an entity. The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Shareholders voting by telephone may vote for or against each proposal separately. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. The Fund believes that this telephonic voting system will comply with Massachusetts state law and will obtain an opinion of counsel to that effect prior to implementing such procedures.

  The Trust currently issues four classes of shares of beneficial interest ("Shares") in respect of the Fund, but for purposes of the matters to be considered at the Meeting, all Shares will be voted as a single class. Each Share is entitled to one vote and any fractional Share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked on the proxy, it will be voted FOR approval of the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. Under the Trust's Master Trust Agreement, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Meeting.

  The Board has fixed the close of business on June 20, 1995 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. On the Record Date, 129,348,032.783 Shares of the Fund were outstanding. As of the Record Date, to the knowledge of the Trust and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, the officers and Board members of the Trust beneficially owned less than 1% of the Shares of the Fund.

  As of the Record Date, no shares of Smith Barney Strategy Advisers Inc. ("SBSA") or its ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Trust (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")). In order that your Shares may be represented at the Meeting, you are requested to:

  --indicate your instructions on the enclosed proxy card;

  --date and sign the proxy card;

  --mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the continental United States; and

  --allow sufficient time for the proxy card to be received on or before 5:00 p.m., August 9, 1995.

  As a business trust formed under the laws of the Commonwealth of Massachusetts, the Trust is not required to hold annual shareholder meetings but may hold special meetings as required or deemed desirable. As indicated above, the Meeting is being called to consider new advisory and sub-investment advisory contracts for the Fund.

  The Board recommends affirmative votes on Proposals 1 and 2.

PROPOSAL 1

  TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SMITH BARNEY STRATEGY ADVISERS INC. AND THE TRUST, ON BEHALF OF THE FUND.

  The Fund currently is advised by SBSA under an agreement dated July 15, 1994 (the "Current Advisory Agreement"). The Boston Company Advisors, Inc. ("Boston Advisors") currently acts as sub-adviser to the Fund pursuant to an agreement with the Fund and SBSA dated July 15, 1994 (the "Current Sub-Advisory Agreement," and together with the Current Advisory Agreement, the "Current Agreements"). As described in Proposal 2 below, the Board has unanimously determined to terminate the Current Sub-Advisory Agreement and, subject to the approval of the shareholders of the Fund, to enter into a new sub-investment advisory agreement among the Fund, SBSA, as adviser, and Boston Partners Asset Management, L.P. ("Boston Partners"), as sub-adviser (the "New Sub-Advisory Agreement").

  In conjunction with the termination of Boston Advisors as sub-adviser and for the reasons described below under the caption "Evaluation by the Board and Reasons for the Proposals," the Board has unanimously determined, subject to approval by the shareholders of the Fund, to enter into a new investment advisory agreement (the "New Advisory Agreement") between the Fund and SBSA. The New Advisory Agreement and the New Sub-Advisory Agreement are referred to herein as the "New Agreements." SBSA and the Trust have agreed to terminate the Current Advisory Agreement, waiving any applicable notice provisions, upon the shareholders' approval of the New Advisory Agreement. Under the New Agreements, the Fund would pay advisory fees in an amount equal, in the aggregate, to the fees paid under the Current Agreements. It is contemplated, however, that under the new arrangements (1) SBSA will render increased services to the Fund in the areas of setting overall strategy, security selection and trading and will retain a higher percentage of the advisory fee paid by the Fund and (2) a sub-advisory fee will be paid to Boston Partners rather than Boston Advisors. In addition, the New Advisory Agreement provides for a term different from that of the Current Advisory Agreement.

  Under the Current Advisory Agreement, the Fund pays SBSA a monthly fee at the annual rate of 0.55 of 1.00% of the Fund's average daily net assets. In turn, under the Current Sub-Advisory Agreement, SBSA pays Boston Advisors a monthly fee at the annual rate of 0.275 of 1.00% of the Fund's average daily net assets. The Fund pays no fee to Boston Advisors directly. Under the proposed fee arrangements, the Fund would continue to pay SBSA a monthly fee at the annual rate of 0.55 of 1.00% of the Fund's average daily net assets, however, SBSA would pay Boston Partners a monthly fee at the annual rate of
0.10 of 1.00% of the Fund's average daily net assets. The Fund would not pay any fee directly to Boston Partners. THE AGGREGATE COST TO THE FUND FOR ADVISORY SERVICES UNDER THE NEW AGREEMENTS WOULD BE THE SAME AS THE FEES CURRENTLY PAID UNDER THE CURRENT AGREEMENTS.

  If approved by shareholders, the New Advisory Agreement will commence upon obtaining shareholder approval and continue for a two-year period and automatically thereafter for successive annual periods, provided such continuance is approved at least annually by (a) a majority of the Board who are not interested persons of the Trust (as the term is used in the 1940 Act) and (b) a majority of the full Board of Trustees or a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

PROPOSAL 2

  TO APPROVE OR DISAPPROVE A SUB-INVESTMENT ADVISORY AGREEMENT AMONG BOSTON PARTNERS ASSET MANAGEMENT, L.P., SMITH BARNEY STRATEGY ADVISERS INC. AND THE TRUST, ON BEHALF OF THE FUND.

  For the reasons described below under the caption "Evaluation by the Board and Reasons for the Proposals," the Board has unanimously determined to terminate the Current Sub-Advisory Agreement with Boston Advisors and, subject to the approval of the shareholders of the Fund, to enter into the New Sub-Advisory Agreement with Boston Partners. Under the proposed arrangement, SBSA would assume a more active role in the management of the Fund than it currently provides, as described under Proposal 1 above, and would continue to provide oversight and coordination with the other components of the Smith Barney group of funds and assist Boston Partners in providing the day-to-day support and personnel currently provided by Boston Advisors.

  The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement in all material respects except for (1) the identity of the sub-adviser being Boston Partners rather than Boston Advisors, (2) the amount of the sub-advisory fee paid by SBSA and (3) the term of the Agreement. As described under Proposal 1 above, under the New Sub-Advisory Agreement, SBSA would pay Boston Partners a monthly fee at the annual rate of 0.10 of 1.00% of the Fund's average daily net assets. THE FUND WILL NOT PAY ANY FEE DIRECTLY TO BOSTON PARTNERS.

  If approved by shareholders, the New Sub-Advisory Agreement will commence upon obtaining shareholder approval and continue for a two-year period and automatically thereafter for successive annual periods, provided such continuance is approved at least annually by (a) a majority of the Board who are not interested persons of the Trust (as the term is used in the 1940 Act) and (b) a majority of the full Board of Trustees or a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. During the period from the termination of the Current Sub-Advisory Agreement (expected to be on or about August 14, 1995) until shareholder approval is obtained for the New Sub-Advisory Agreement, Boston Partners will render services to the Fund under an interim agreement that is identical to the New Sub-Advisory Agreement, except that it may remain in place only for a period of 120 days.

                        THE CURRENT INVESTMENT ADVISER

  SBSA is a wholly owned subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM"). SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings") which in turn is a wholly owned subsidiary of Travelers. SBMFM serves as the Fund's administrator and Smith Barney serves as the Fund's distributor. SBSA, SBMFM, Smith Barney and Travelers are located at 388 Greenwich Street, New York, New York 10013. Exhibit A to this Proxy Statement provides information regarding other investment companies or series thereof currently advised by SBSA or SBMFM that have investment objectives similar to, although their policies, strategies and specific investments may differ from, those of the Fund.

  During the period from August 1, 1993 to July 14, 1994, Boston Advisors acted as investment adviser for the Fund and received $8,058,630 in advisory fees from the Fund during that period. For the period from July 15, 1994 to July 31, 1994, the aggregate amount of advisory fees paid to SBSA by the Fund was $448,300, of which $224,150 was paid to Boston Advisors by SBSA. If the proposed fee structure had been in effect during that period, SBSA would have retained aggregate advisory fees equal to $366,791 (64% more than the actual advisory fees retained).

  During the period from August 1, 1993 to May 8, 1994, Boston Advisors acted as administrator for the Fund and received $2,307,354 in administration fees from the Fund during that period. For the period from May 9, 1994 to July 31, 1994, the Fund paid administration fees to SBMFM in the aggregate amount of $786,075, of which sub-administration fees in the amount of $599,382 were paid to Boston Advisors by SBMFM. In addition, for the Fund's fiscal year ended July 31, 1994, the Fund paid service and distribution fees to Smith Barney in the aggregate amount of $11,322,934.

  The name, address, position with SBSA and principal occupation of each executive officer and director of SBSA are set forth in the following table.

                                                   PRINCIPAL
 NAME AND ADDRESS*      POSITION WITH SBSA         OCCUPATION
 -----------------      ------------------         ----------
Heath B. McLendon**   Chairman of the Board  Managing Director of
                      of Directors and       Smith Barney;
                      President              Chairman of the funds
                                             of the Smith Barney
                                             Group of Funds
Lewis E. Daidone**    Director and Senior    Managing Director of
                      Vice President         Smith Barney; Senior
                                             Vice President and
                                             Treasurer of the
                                             funds of the Smith
                                             Barney Group of Funds
Michael J. Day        Treasurer              Managing Director of
                                             Smith Barney
Christina T. Sydor**  Secretary              Managing Director of
                                             Smith Barney;
                                             Secretary of the
                                             funds of the Smith
                                             Barney Group of Funds

- -----------
 * The business address of each person listed above is 388 Greenwich Street, New York, New York 10013.
 ** Also an officer of the Fund.

                    THE PROPOSED NEW SUB-INVESTMENT ADVISER

  Boston Partners is a limited partnership for which Boston Partners, Inc. (the "General Partner") serves as the general partner. All of the outstanding shares of the General Partner are owned by Mr. Desmond J. Heathwood. Boston Partners and the General Partner are located at One Financial Center, 43rd Floor, Boston, Massachusetts 02111.

  The name, address, position with Boston Partners and principal occupation of the General Partner, the executive officers of the General Partner and the key investment personnel of Boston Partners are set forth in the following table.

                           POSITION WITH         PRINCIPAL
    NAME AND ADDRESS      BOSTON PARTNERS        OCCUPATION
    ----------------      ---------------        ----------
Boston Partners, Inc.... General Partner   General Partner of
  One Financial Center                     Boston Partners
  43rd Floor
  Boston, MA 02111
Desmond J. Heathwood.... Chief Investment  President of the
  One Financial Center   Officer           General Partner
  43rd Floor
  Boston, MA 02111
William J. Kelly........ Chief Financial   Treasurer of the
  One Financial Center   Officer           General Partner
  43rd Floor
  Boston, MA 02111
Wayne J. Archambo....... Portfolio         Member of the
  One Financial Center   Manager           Investment Committee
  43rd Floor                               of Boston Partners
  Boston, MA 02111
William W. Carter, Jr... Portfolio         Member of the
  333 South Grand Avenue Manager           Investment Committee
  Suite 1840                               of Boston Partners
  Los Angeles, CA 90071
Mark E. Donovan......... Portfolio         Member of the
  One Financial Center   Manager           Investment Committee
  43rd Floor                               of Boston Partners
  Boston, MA 02111
Harry J. Rosenbluth..... Portfolio         Member of the
  300 Drakes Landing     Manager           Investment Committee
  Road                                     of Boston Partners
  Suite 270
  Greenbrae, CA 94904
Wayne S. Sharp.......... Portfolio         Member of the
  333 South Grand Avenue Manager           Investment Committee
  Suite 1840                               of Boston Partners
  Los Angeles, CA 90071

                  EVALUATION BY THE BOARD AND REASONS FOR THE
                                   PROPOSALS

  In April 1995, the Board was informed that fourteen members of the professional staff of Boston Advisors, including the Fund's former Portfolio Manager and Investment Officer, Harry Rosenbluth, resigned from Boston Advisors and formed a new investment management firm, Boston Partners. In light of these events and as soon thereafter as practicable, the Board held a meeting via telephone conference on April 28, 1995 to discuss the status of the Fund's management. At that time, the Board was informed that, on the next business day, several executive personnel of SBSA would meet with Boston Advisors in Boston to discuss the future management of the Fund and that, in the interim, SBSA would closely supervise all portfolio transactions made by Boston Advisors on behalf of the Fund. Shortly thereafter at a Board meeting held on May 9, 1995, SBSA reported its findings to the Board for its consideration. In accordance with their duties on behalf of the Fund's investment adviser and at the behest of the Board, several executive personnel of SBSA also visited the facilities of Boston Partners in both Boston and San Francisco in order to inspect and evaluate its operations. SBSA representatives informed the Board that Boston Partners was fully operational and equipped to assume certain investment advisory functions for the Fund.

  On June 15, 1995, the Board met in person at a meeting called for the purpose of considering, among other things, (1) the termination of the Current Advisory Agreement and the approval of the New Advisory Agreement with SBSA,
(2) termination of the Current Sub-Advisory Agreement with Boston Advisors and
(3) approval of the New Sub-Advisory Agreement with Boston Partners. Although SBSA recommended that the Board approve these proposals, the Board also considered various other possible alternatives, including (1) continuation of the Current Sub-Advisory Agreement with Boston Advisors, (2) termination of the Current Sub-Advisory Agreement and approval of SBSA's sole management of the Fund and (3) solicitation of interest by other possible sub-advisers. The Board received and reviewed materials or discussed various matters regarding one or more of SBSA, Boston Advisors and Boston Partners, including their personnel, portfolio managers, analysts, economists and others, methods of operation, past performance and profitability. After reviewing different options, the Board has determined that the termination of the Current Agreements and the approval of the New Agreements are appropriate courses of action at this time in order to provide the Fund with management by investment professionals who are well suited to address the Fund's needs with respect to its particular investment strategies.

  The Board considered, among other factors, SBSA's ability to make available senior personnel known to the Board to work with Boston Partners in areas relating to the Fund's unique overall investment strategy, including stock, bond and option markets outlook, risk analysis, management of the Fund in light of its dividend payout rate and desire for relative net asset value stability, security selection and trading. The Board further considered the favorable past performance of Mr. Rosenbluth and other Boston Partners' personnel in managing the Fund's assets during their employment with Boston Advisors. Accordingly, the Board determined that the most desirable course of action is to enter into a New Sub-Advisory Agreement with Boston Partners, pursuant to which Mr. Rosenbluth would resume advising the Fund, in order to provide investment management which should be beneficial to the overall performance of the Fund.

  The Board considered the fact that, although the aggregate cost to the Fund for advisory services under the proposed New Agreements would be the same as the fees paid under the Current Agreements, SBSA would be retaining a greater portion of its advisory fee. The Board determined that the additional fees retained by SBSA would compensate SBSA for assuming a more active role in the investment management of the Fund. The Board further determined that SBSA's additional participation in the Fund's management would be desirable in light of the fact that Boston Partners is a newly organized entity with no experience in the application of mutual fund management support systems, although its officers and portfolio managers individually have experience investing mutual fund assets. Although such individuals' portfolio management experience was attractive to the Board, the Board expects SBSA to compensate for Boston Partners' lack of tangible experience as an institution in the area of mutual fund management. The Board considered that SBSA personnel who are executive officers of the Fund would be expected to assist Mr. Rosenbluth and other Boston Partners' personnel in determining and evaluating specific investment strategies, economic conditions and general trends in the markets. The Board further considered that SBSA personnel may be contacted more often to provide financial data and other economic and statistical information. The Board concluded that the Sub-Advisory Agreement with Boston Partners and the increased involvement of SBSA should provide investment management which will be beneficial to the Fund's performance, while not affecting the investment advisory fee currently charged to the Fund.

  After a meeting of the full Board, and a meeting of the non-interested Trustees with their counsel, at which the Trustees carefully evaluated the foregoing, the Trustees of the Trust who were not interested persons of the Trust approved, and the Board as a whole, approved (i) the termination of the Current Agreements, (ii) subject to shareholder approval, the New Advisory Agreement with SBSA substantially in the form of Exhibit B to this Proxy Statement, and (iii) subject to shareholder approval, the New Sub-Advisory Agreement substantially in the form of Exhibit C to this Proxy Statement.

                          BROKERAGE ARRANGEMENTS

  In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, each of SBSA and Boston Partners (collectively, the "Adviser") seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Adviser is authorized, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the Fund's investment advisory agreements will not be reduced by reason of the Fund's or the Adviser's receiving brokerage and research services. Research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issues and industries. These services are used by the Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing these services may be selected for the execution of transactions for these other accounts, whose aggregate assets may exceed those of the Fund, and the services furnished by the brokers may be used by the Adviser in providing investment management for the Fund. The Board periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by the Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

  During the fiscal year ended July 31, 1994, the Fund incurred $1,767,577 in brokerage commissions, of which $280,686 (representing 15.88% of the total of all brokerage commissions paid) was paid to Smith Barney. Such commissions were paid with respect to 14.92% of the total dollar value of all transactions involving the payment of brokerage commissions effected during the year.

                        CURRENT AND PROPOSED AGREEMENTS

CURRENT AGREEMENTS

  Current Advisory Agreement with SBSA

  SBSA currently serves as investment adviser to the Fund pursuant to an advisory agreement dated July 15, 1994 between the Trust, on behalf of the Fund, and SBSA. The Current Advisory Agreement was last submitted to a vote of shareholders of the Fund on July 15, 1994 in connection with terminating the then existing investment advisory agreement with Boston Advisors and approving the Current Advisory Agreement with SBSA (at the same time the Current Sub-Advisory Agreement with Boston Advisors was approved). Under its terms, SBSA, subject to the supervision of the Trust's Board of Trustees, manages the Fund's investments in accordance with the investment objectives and policies stated in the Fund's Prospectus and the Trust's Statement of Additional Information. As Adviser, SBSA supervises the sub-investment advisory services currently rendered by Boston Advisors, evaluates and makes final determinations with respect to investment strategies for the Fund and provides the Fund with the benefits of research capabilities of the Smith Barney organization and provides executive management for the Fund. SBSA receives a fee that is computed daily and paid monthly at the annual rate of 0.55 of 1.00% of the value of the Fund's average daily net assets.

  Under the terms of the Current Advisory Agreement, SBSA bears all expenses in connection with its performance, including the sub-investment advisory fee payable to Boston Advisors under the Current Sub-Advisory Agreement. Other expenses incurred in the operation of the Fund are borne by the Fund, including: taxes, interest, brokerage fees and commissions, if any; distribution and shareholder service fees; fees of the Board members who are not officers, directors, shareholders or employees of Smith Barney, or any of its affiliates; SEC fees and state blue sky qualification fees; charges of custodian and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of investor services (including allocable telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to shareholders; costs of preparation and printing of shareholders' reports; costs incurred in connection with meetings of the shareholders of the Fund and of the officers or Board of the Trust; and any extraordinary expenses.

  Current Sub-Advisory Agreement with Boston Advisors

  Boston Advisors currently serves as sub-investment adviser to the Fund pursuant to a sub-advisory agreement dated July 15, 1994 among the Trust, on behalf of the Fund, SBSA, as adviser, and Boston Advisors, as sub-adviser. The Current Sub-Advisory Agreement was last submitted to a vote of shareholders of the Fund on July 15, 1994 in connection with terminating the then existing investment advisory agreement with Boston Advisors and approving the Current Advisory Agreement with SBSA and the Current Sub-Advisory Agreement with Boston Advisors.

  Under the terms of the Current Sub-Advisory Agreement, Boston Advisors, subject to the supervision of the Board and SBSA as investment adviser, makes investment decisions for the Fund, places purchase and sale orders for portfolio transactions and provides analytical and research services to the Fund. Pursuant to the Agreement, SBSA pays Boston Advisors a sub-investment advisory fee of 0.275 of 1.00% of the value of the Fund's average daily net assets.

  Pursuant to a letter dated June 15, 1995, the Board has notified Boston Advisors of its decision to terminate the Current Sub-Advisory Agreement, effective August 14, 1995.

  General Provisions

  If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Current Advisory Agreement and the Current Sub-Advisory Agreement but excluding interest, taxes, brokerage and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, SBSA will reduce its advisory fee and Boston Advisors will reduce its sub-investment advisory fee to the Fund by the proportion of such excess equal to the proportion that the respective advisory fees bear to the Fund's aggregate fees for investment advice and administration. This expense reimbursement, if any, is estimated, reconciled and paid on a monthly basis.

  Each Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the investment adviser or sub-investment adviser, as the case may be, shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

  Each Agreement will remain in effect pursuant to its terms for an initial term of two years from its date of execution and thereafter with respect to the Fund for successive annual periods if and so long as such continuance is specifically approved annually by (a) the Trust's Board or (b) a majority vote of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement, by vote cast in person at a meeting called for the purpose of voting on approval. Each Agreement is terminable, without penalty, on 60 days' written notice by the Board or by a majority vote of the outstanding voting securities of the Fund or on 90 days' written notice by SBSA in the case of the Current Advisory Agreement and Boston Advisors in the case of the Current Sub-Advisory Agreement. Each Agreement would terminate automatically in the event of its assignment (as defined in the 1940 Act).

PROPOSED NEW AGREEMENTS

  New Advisory Agreement with SBSA

  The New Advisory Agreement contains the same advisory fee as the Current Advisory Agreement and is identical in all other material respects other than that it provides for a term different from that of the Current Advisory Agreement. It is contemplated that under the new arrangements (1) SBSA will render increased services to the Fund as described above and will retain a higher percentage of the advisory fee paid by the Fund and (2) a sub-advisory fee will be paid to Boston Partners rather than Boston Advisors.

  New Sub-Advisory Agreement with Boston Partners

  The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement in all material respects except for (1) the identity of the sub-adviser being Boston Partners rather than Boston Advisors, (2) the amount of the sub-advisory fee paid by SBSA to Boston Partners and (3) the term of the Agreement. Under the New Sub-Advisory Agreement, SBSA would pay Boston Partners a monthly fee at the annual rate of 0.10 of 1.00% of the Fund's average daily net assets, rather than the 0.275 of 1.00% rate paid to Boston Advisors under the Current Sub-Advisory Agreement. The Fund will not pay any fee directly to Boston Partners.

  As mentioned above, the Current Sub-Advisory Agreement will terminate as of August 14, 1995. If shareholder approval of the New Sub-Advisory Agreement is not obtained prior to that date, Boston Partners will act as sub-adviser to the Fund pursuant to an interim agreement which will be substantially identical to the form of sub-investment advisory agreement attached as Exhibit C to this Proxy Statement, other than its term. Boston Partners will serve as sub-investment adviser pursuant to this interim agreement for 120 days or until such earlier time as shareholder approval of the New Sub-Advisory Agreement is received.

                                 REQUIRED VOTE

  Approval of the Agreements requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund, as used in this Proxy Statement and defined in the 1940 Act, means the affirmative vote of the lesser of: (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Meeting; or (2) more than 50% of the outstanding securities of the Fund.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  The Trust is not generally required to hold annual or special shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such meeting.

                                 ANNUAL REPORT

  The Fund will furnish, without charge, a copy of its most recent Annual Report dated July 31, 1994 and its most recent Semi-Annual Report dated January 31, 1995, upon request to the Fund at 388 Greenwich Street, New York, New York 10013, (800) 224-7523, or by contacting a Smith Barney Financial Consultant.

                   OTHER MATTERS TO COME BEFORE THE MEETING

  The Board does not intend to present any other business at the Meeting nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

July 5, 1995

 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                  EXHIBIT A

          NAMES OF INVESTMENT COMPANIES SERVICED BY SBSA OR SBMFM

          WITH INVESTMENT OBJECTIVES SIMILAR TO THOSE OF THE FUND

                                       NET ASSETS   ANNUAL RATE OF ADVISORY FEE
                                         AS OF       EXPRESSED AS A PERCENTAGE
                                        MAY 31,          OF AVERAGE DAILY
                FUND                      1995              NET ASSETS
                ----                 -------------- ---------------------------
Smith Barney Growth and
  Income Fund....................... $  195,850,000             .45%
Smith Barney Funds--
  Income and Growth Portfolio....... $  701,240,000             .58%*
Smith Barney Telecommunications
  Trust Income Fund................. $   64,498,482             .55%
Smith Barney Utilities Fund......... $1,840,159,000             .45%
Smith Barney Funds--
  Utility Portfolio................. $   82,684,000             .60%*

- -----------

* Includes compensation for administrative services provided to the Fund.

                                                                 EXHIBIT B

                                    FORM OF
                              ADVISORY AGREEMENT

                           SMITH BARNEY INCOME FUNDS

                   (SMITH BARNEY PREMIUM TOTAL RETURN FUND)

                                                                         , 1995

Smith Barney Strategy Advisers Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

  Smith Barney Income Funds (the "Company"), a trust organized under the laws of the Commonwealth of Massachusetts, on behalf of Smith Barney Premium Total Return Fund (the "Fund"), confirms its agreement with Smith Barney Strategy Advisers Inc. (the "Adviser"), as follows:

1. INVESTMENT DESCRIPTION; APPOINTMENT

  The Company desires to employ its capital relating to the Fund by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Master Trust Agreement, as amended from time to time (the "Master Trust Agreement"), in the prospectus relating to the Fund (the "Prospectus") and the statement of additional information relating to the Company (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Company (the "Board"). Copies of the Prospectus, the Statement and the Master Trust Agreement have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Master Trust Agreement to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as the Fund's investment adviser. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. SERVICES AS INVESTMENT ADVISER

  Subject to the supervision, direction and approval of the Board of the Company, the Adviser will: (a) manage the Fund's portfolio in accordance with the Fund's investment objective(s) and policies as stated in the Master Trust

Agreement, the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund. In providing those services, the Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Adviser may, with the approval of the Board and the shareholders of the Fund (to the extent required by applicable law), from time to time, sub-contract with one or more sub-investment advisers to provide some or all of the services required under this agreement.

3. BROKERAGE

  In selecting brokers or dealers to execute transactions on behalf of the Fund, the Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion.

4. INFORMATION PROVIDED TO THE COMPANY

  The Adviser will keep the Company informed of developments materially affecting the Fund's portfolio, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. STANDARD OF CARE

  The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company or the shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6. COMPENSATION

  In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 0.55 of 1.00% of the Fund's average daily net assets. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

7. EXPENSES

  The Adviser will bear all expenses in connection with the performance of its services under this Agreement and will pay to any sub-investment adviser or advisers retained by the Adviser to provide advisory services to the Fund (a "Sub-Adviser") the fees required to be paid to each Sub-Adviser. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees, other than those payable to a Sub-Adviser or any additional or substitute sub-investment adviser; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company's legal existence and shareholder relations.

8. REDUCTION OF FEE

  If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Fund's sub-investment advisory and administration agreements, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser will reduce its fee to the Fund by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Fund for investment advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis.

9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

  The Company understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Company has no objection to the Adviser's so acting, provided that whenever the Fund and one or more other investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable or disposable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. TERM OF AGREEMENT

  This Agreement shall become effective    , 1995 (the "Effective Date") and
shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of the Company or (ii) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11. REPRESENTATION BY THE COMPANY

  The Company represents that a copy of the Master Trust Agreement is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

12. LIMITATION OF LIABILITY

  The Company and the Adviser agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Board, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company, as provided in the Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Board and a majority of the holders of the Fund's outstanding voting securities, are signed by an authorized officer of the Company, acting as such, and neither such authorization by such members of the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Company as provided in the Master Trust Agreement.

  If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                          Very truly yours,

                                          SMITH BARNEY INCOME FUNDS
                                          on behalf of SMITH BARNEY PREMIUM
                                            TOTAL RETURN FUND

                                          By: _________________________________
                                            Name:
                                            Title:

Accepted:

SMITH BARNEY STRATEGY ADVISERS INC.

______________________________________
Name:
Title:

                                                                 EXHIBIT C

                                    FORM OF
                       SUB-INVESTMENT ADVISORY AGREEMENT

                           SMITH BARNEY INCOME FUNDS

                   (SMITH BARNEY PREMIUM TOTAL RETURN FUND)

                                                                         , 1995

Boston Partners Asset Management, L.P.
One Financial Center
43rd Floor
Boston, Massachusetts 02111

Dear Sirs:

  Smith Barney Income Funds (the "Company"), a trust organized under the laws of the Commonwealth of Massachusetts, on behalf of Smith Barney Premium Total Return Fund (the "Fund"), and Smith Barney Strategy Advisers Inc. (the "Adviser"), each confirms its agreement with Boston Partners Asset Management, L.P. (the "Sub-Adviser"), as follows:

1. INVESTMENT DESCRIPTION; APPOINTMENT

  The Company desires to employ its capital relating to the Fund by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Master Trust Agreement, as amended from time to time (the "Master Trust Agreement"), in the prospectus relating to the Fund (the "Prospectus") and the statement of additional information relating to the Company (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Company (the "Board"). Copies of the Prospectus, the Statement and the Master Trust Agreement have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Master Trust Agreement to the Sub-Adviser on an ongoing basis. The Company employs the Adviser as the investment adviser to the Fund, and the Company and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. SERVICES AS SUB-INVESTMENT ADVISER

  Subject to the supervision, direction and approval of the Board of the Company and the Adviser, the Sub-Adviser will: (a) manage the Fund's portfolio in accordance with the Fund's investment objective(s) and policies as stated in the Master Trust Agreement, the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund. In providing those services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.

3. BROKERAGE

  In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

4. INFORMATION PROVIDED TO THE COMPANY

  The Sub-Adviser will keep the Adviser and the Company informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Adviser and the Company from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5. STANDARD OF CARE

  The Sub-Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund and the Adviser in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Company or the shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

6. COMPENSATION

  In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the first business day of each month a fee for the previous month at the annual rate of 0.10 of 1.00% of the Fund's average daily net assets. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

7. EXPENSES

  The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company's legal existence and shareholder relations.

8. REDUCTION OF FEE

  If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement and the Fund's investment advisory agreement, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Sub-Adviser will reduce its fee by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Fund for investment advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis.

9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

  The Company understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Company has no objection to the Sub-Adviser's so acting, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. TERM OF AGREEMENT

  This Agreement shall become effective as of       , 1995 (the "Effective
Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of the Company or (ii) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11. REPRESENTATION BY THE COMPANY

  The Company represents that a copy of the Master Trust Agreement is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

12. LIMITATION OF LIABILITY

  The Company, the Adviser and the Sub-Adviser agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Board, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Fund and not upon the assets and property of any other portfolio of the Company. The execution and delivery of this Agreement have been authorized by the Board and a majority of the holders of the Fund's outstanding voting securities, and signed by an authorized officer of the Company, acting as such, and neither such authorization by such members of the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Fund as provided in the Master Trust Agreement.

  If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                          Very truly yours,

                                          SMITH BARNEY INCOME FUNDS
                                          on behalf of SMITH BARNEY PREMIUM
                                            TOTAL RETURN FUND

                                          By: _________________________________
                                            Name:
                                            Title:

                                          SMITH BARNEY STRATEGY ADVISERS INC.

                                          By: _________________________________
                                            Name:
                                            Title:

Accepted:

BOSTON PARTNERS ASSET MANAGEMENT,
  L.P.

By: BOSTON PARTNERS, INC.,
  General Partner

By: __________________________________
  Name:
  Title:

                          VOTE THIS PROXY CARD TODAY!
                                               ------
                        YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS

                 (Please Detach at Perforation Before Mailing)

- --------------------------------------------------------------------------------

SMITH BARNEY PREMIUM TOTAL            PROXY SOLICITED BY THE BOARD OF TRUSTEES
RETURN FUND, (A SUB-TRUST OF
SMITH BARNEY INCOME FUNDS)

The undersigned holder of shares of Smith Barney Premium Total Return Fund (the "Fund"), hereby appoints Heath B. McLendon, Christina T. Sydor and Robert A. Vegliante, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich Street, New York, New York on August 10, 1995 at 10:00 A.M. and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 5, 1995 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and voting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.




                        (CONTINUED ON THE REVERSE SIDE)
           PLEASE DO NOT FORGET TO SIGN ON THE REVERSE SIDE OF CARD.

                          VOTE THIS PROXY CARD TODAY!
                        YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS


                 (Please Detach at Perforation Before Mailing)

- --------------------------------------------------------------------------------
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
THE PROPOSALS. Please indicate your vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil, do not use red ink. [X]

1. To approve a new Investment Advisory Agreement between Smith Barney Income Funds, on behalf of Smith Barney Premium Total Return Fund, and Smith Barney Strategy Advisers Inc.

                   FOR            AGAINST            ABSTAIN

                   [_]              [_]                [_]

2. To approve a new Sub-Investment Advisory Agreement among Smith Barney Income Funds, on behalf of Smith Barney Premium Total Return Fund, Smith Barney Strategy Advisers Inc., as adviser, and Boston Partners Asset Management, L.P., as sub-adviser.

                   FOR            AGAINST            ABSTAIN

                   [_]              [_]                [_]


                         PLEASE SIGN, DATE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE

    DATE:______________________________, 1995

    NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


- --------------------------------------------------------------------------------
                    Signature(s) (Title(s), if applicable)